EXHIBIT 21.1

                 SUBSIDIARIES OF PREMIERE GLOBAL SERVICES, INC.

                                                                JURISDICTION OF
     SUBSIDIARY                                                  ORGANIZATION
     ---------------------------------------------------------------------------
     American Teleconferencing Services, Ltd.                      Missouri
     Accucast, Inc.                                                Georgia
     CCS ConferenceCallService GmbH                                Germany
     Clarinet, Inc.                                                Georgia
     Communications Network Enhancement Inc.                       Delaware
     Comwave UK, Ltd.                                           United Kingdom
     Fastwell Technology Limited                                  Hong Kong
     iMeet, Inc.                                                   Delaware
     Intellivoice Communications, LLC                              Delaware
     Netspoke, Inc.                                                Delaware
     Premiere Communications, Inc.                                 Florida
     PCI Network Services, Inc.                                    Georgia
     Premiere Conferencing E.U.R.L.                                 France
     Premiere Conferencing GmbH                                    Germany
     Premiere Conferencing Limited                               New Zealand
     Premiere Conferencing Pte. Ltd.                              Singapore
     Premiere Conferencing Pty Limited                            Australia
     Premiere Conferencing (Canada) Limited                         Canada
     Premiere Conferencing (Hong Kong) Limited                    Hong Kong
     Premiere Conferencing (Ireland) Limited                       Ireland
     Premiere Conferencing (Japan), Inc.                            Japan
     Premiere Conferencing (UK) Limited                         United Kingdom
     Premiere Conferencing Networks, Inc.                          Georgia
     Ptek, Inc.                                                    Georgia
     Ptek Investors I LLC                                          Delaware
     PTEK Services, Inc.                                           Delaware
     Ptek Ventures I LLC                                           Delaware
     RCI Acquisition Corp.                                         Georgia
     SaveOnConferences.Co.Uk Limited                            United Kingdom
     SaveOnConferences.De GmbH                                     Germany
     Unimontis AG                                                Switzerland
     Unimontis M&C AG                                            Switzerland
     Unimontis GmbH                                                Germany
     Vitel Limited                                              United Kingdom
     Voice-Tel Enterprises, LLC                                    Delaware
     Voice-Tel of New Zealand Limited                            New Zealand
     Voice-Tel Pty Ltd.                                           Australia
     Xpedite, Inc.                                                  Japan
     Xpedite I.N. Services GmbH                                    Germany
     Xpedite, Ltd.                                                  Korea
     Xpedite Systems Limited                                      Hong Kong
     Xpedite Network Services, Inc.                                Georgia
     Xpedite Systems Inc. (Malaysia) Sdn. Bhd.                     Malaysia
     Xpedite Systems AG                                          Switzerland
     Xpedite Systems Canada, Inc.                                   Canada
     Xpedite Systems GmbH                                          Germany
     Xpedite Systems Holdings (UK) Limited                      United Kingdom
     Xpedite Systems, LLC                                          Delaware
     Xpedite Systems Limited                                     New Zealand
     Xpedite Systems Limited                                    United Kingdom
     Xpedite Systems NV/SA                                         Belgium

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                                                                JURISDICTION OF
     SUBSIDIARY                                                  ORGANIZATION
     ---------------------------------------------------------------------------
     Xpedite Systems Participation E.U.R.L.                         France
     Xpedite Systems Pte. Ltd.                                    Singapore
     Xpedite Systems Pty Limited                                  Australia
     Xpedite Systems S.r.l.                                         Italy
     Xpedite Systems Spain, S.A.                                    Spain
     Xpedite Systems, S.A.                                          France
     Xpedite Systems Worldwide, Inc.                               Delaware